SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 20, 2000


                 STEROIDOGENESIS INHIBITORS INTERNATIONAL, INC.
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)

             NEVADA                                         88-038402
-------------------------------                  -------------------------------
(State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                          Identification No.)

101 Convention Center Dr., Suite 310,L.V. NV                     89109
--------------------------------------------                 -------------
  (Address of principal executive offices)                    (Zip Code)

          Registrant's telephone number, including area code: 702-735-7001
                                                              ------------



             ------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 4 Changes in Registrant's Certifying Accountant

The Board recently determined that a larger, well known accounting firm, would help in the goal of creating shareholder value if one were engaged as the auditing firm for the Registrant (or "Company"). Management believes this to be the case in that when dealing with potential acquisitions, underwriting firms, and investors in the future, a better known firm based in New York, for example, may be more advisable and viewed more positively by those with whom the Company is dealing with. The firm of Feldman Sherb Horowitz & Co., P.C., New York City, NY, therefore, has been engaged.

       a. The former accountant, the firm of Tabor and Company, P.C., did not resign, nor declined to remain as auditor. During the two most recent fiscal years, up until this date, no principal independent accountant resigned, or declined to stand for reelection or was dismissed.

       b.  On  July  20,  2000,  the  firm  of  Tabor  and  Company,  P.C.,  was respectfully dismissed as the principal accountant to audit the Registrant's financial statements, and as of the same date, the firm of Feldman Sherb Horowitz & Co., P.C., New York City, NY, has been engaged as the new principal accountant.

       c. The Former Accountant is being provided, this date, with a copy of this filing, and has been requested to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the issuer and, if not, stating the respects in which it does not agree
       (which letter is attached as an exhibit or will be filed within 10 business days of this filing, or 2 business days of its receipt, whichever shall occur first).

Item 5 Other Events.

       Josephberg Grosz & Co., Inc.
       ----------------------------

       The Company has entered into a funding agreement with Josephberg Gross & Co., Inc., New York, New York ("Josephberg"), with the focus upon providing the Company with equity for working capital needs in the $5,000,000 range, and acquisition capital in the $15,000,000 range from sources to be introduced by Josephberg. The agreement provides for compensation, and other terms apply. The agreement is attached as an exhibit.

       New Direction
       -------------

       As identified in a press release in June, 2000 (June 19, 2000), our Company, also called "STGI" below, by determination of the Board of
       Directors, is pursuing a new direction, which, in summary, is geared towards moving our business beyond that of a "one-drug" company (a negative perception which often comes up during discussions with market professionals, such as potential underwriting firms). This direction requires the Company to pursue new goals, while continuing its current endeavors, and move beyond short sighted goals to try and expand its base of assets and technologies, create strategic alliances and agreements with institutions and University level research divisions, acquire revenue generating businesses, and take other actions which, if successful, may increase shareholder value.

       Sapse Dispute
       -------------

       At the June Board meeting Alfred T. Sapse, a Director, resigned. In the Company's negotiations for funding, and in other talks with various corporate opportunities, Management has found that the resignation of Sapse has not been perceived as a material adverse matter.

       Management  and the Board are unified and  committed to our primary focus
       of   creating    shareholder    value   and   developing   a   successful
       biopharmaceutical or biotechnology company.

       Sapse, while not a priority issue, is unhappy with determinations made by the Board. He filed suit late June, 2000 (actual date of any service of the Company is in dispute) against the Board of Directors (seven people), counsel to the Company, and the Company itself, in the District Court, Clark County, Nevada, making various allegations including, in summary, that issuance of shares, which did not include him, to Directors for services were wrongful, and that the Company was using two transfer agents to have shares issued. The Company does not view this suit as material, and views the allegations as false or without any material factual or legal basis. For example, the Company brought into Court a signed notarized letter from the alleged second transfer agent that confirmed: it was never hired to issue shares, it never issued shares, it was never asked to issue shares, and no share issuances were pending.

       On July 10, 2000, the Company was pleased to be advised by legal counsel that the Judge presiding over the case not only determined, after careful review of statements in Court and the information filed with the Court, to deny the requests made by Sapse, but decided to issue an order against Sapse restraining him. The Order requires the Company post a mere $10,000 bond, which has been done, in the event Sapse were to later show the order was wrong, and he was damaged in a way which would require him to be compensated. The Judge considered arguments and determined that $10,000, a nominal amount in the opinion of Management, was fair. However, the Judge ruled that Sapse needed to pledge a $1,000,000 bond, which he failed to do. There is no indication that any bond will be posted by Sapse. (The Judge also refused Sapse's request to reduce his bond.) The case is proceeding and the Company intends to assert claims against Sapse.

                                Additional Notes
                                ----------------

       June Press Release:
       -------------------

       Following are key excerpts from the related June press release, dated June 19, 2000:
       Steroidogenesis Inhibitors International, Inc. announced, as a result of significant opportunities being presented to the Company, and weeks of analysis, meetings, presentations, negotiations and planning, still ongoing, by the officers of the Company, the Board of Directors has resolved that the Company should pursue a new direction, complementary to its Anticort (tm) pursuits, to build value and create an International pharmaceutical company expanded beyond the anticipated success of its Anticort plans. Management has been aggressively seeking opportunities that will extend the Companies product line from one drug to a strong foundation of products and technologies. The strategy is to develop a true pharmaceutical company with Therapeutics, Patents, Diagnostics and Delivery Systems. After, a culmination of an 11 hour meeting (without consideration of the extensive meetings, negotiations and travel in the U.S. involving preeminent scientific institutions, individuals, including consultations with stock market advisors) the Officers and the Board of Directors, decided to move forward with the plan presented by management. Bert Wollen, CEO, stated, "Management has worked diligently to present this strategy and we are pleased that the Board of Directors endorsed this new direction. We predict that there will be a lot of action and buzz stemming from our company, in the future." This new direction is coupled with changes in Management, with the Company pleased to announce the appointment of Dr. Janet Greeson, previously the Executive Vice President, as the new President. Dr. Greeson, President commented, "STGI is entering into a breakthrough chapter of its history as we move forward in this new direction of expansion from a one drug company. I will concentrate all my efforts on increasing shareholder value, first and utmost." The appointment of Eugene Boyle, who attended Notre Dame University and Tulane University for undergraduate studies and has a Masters in Business Administration (MBA) from Babson College as a Director, Chief Financial Officer, and Chief Operating Officer. Together they round off a cohesive, driven Management team who are passionate about the formulation of, and execution of the new directions, while completing the Anticort drug plan mandated by the board of directors. Mr. Boyle, as Chief Operating Officer, noted, "We are establishing a strategic operational plan to seize upon opportunities overlooked by major pharmaceutical companies." After the board of directors made these decisions, Dr. Alfred T. Sapse resigned. Cynthia Thompson, a Director, commented "The board is enthusiastic and supports this new direction and management team; we look forward to some very exciting things taking place in the future of STGI."

       Dr. Greeson, President
       ----------------------

       Dr. Greeson, the new President, brings much to the table, after having spent a significant amount of time, including on weekends, evenings and holidays, as Executive Vice President assisting the Company in dealing with the extensive, and burdensome work effort needed to operate the Company, including travel, long meetings, and dealing with pressing problems and issues, including accountants, lawyers, shareholders, and investors. Her background is summarized as follows:

       She currently holds a doctorate in Psychology from Columbia-Pacific University, Mill Valley, California; Masters of Arts degree from Rollins College, Orlando, Florida, and a degree in Motel Hotel Management. She also is an MBA Candidate at the University of Southern California, Los Angeles, California and Jurist Doctorate Candidate, at Concord
       University, (Washington Post) Los Angeles, California, both studies currently being pursued by her.

       She is the best selling author of "It's Not What You're Eating, It's What's Eating You" and an accomplished magazine columnist. As President and CEO of "A Place for Us," her 14 years of executive leadership and financial expertise were unprecedented in providing top-notch healthcare in the field of addictions and psychiatry. ("A Place for Us" was a chain of centers that focused on behavioral modification as to eating and nutrition to benefit depressed persons.) Nine hospitals nationwide implemented her program. In 1993, Dr. Greeson's company was purchased by Columbia-HCA Healthcare Corporation (NYSE:COL) and thereafter, she helped Columbia-HCA for a period of time in searching for further acquisitions.

       As President and CEO of over ten companies over the years, she has demonstrated her strengths in leadership, team-building and marketing. She was the Executive Director of a non-profit international organization called Overeaters Anonymous for over six years and relies on the belief that "people make commitments to people not institutions" and therefore maintains that her business acumen and relationships have driven her projects to successful completion.

       Currently she is a shareholder, officer, and director of the Company, serving as Executive Vice President since 1995, but is now President. As an officer of the Company, she was involved (and remains so) with numerous corporate issues, including funding issues, where her skill and acumen in negotiating contracts and facilitation are very helpful. She facilitated, through the time she spent talking with people she knew, traveling to meetings, and answering their questions, and other tasks, the majority of the capital utilized by the Company and has participated in the day-to-day management of the Company. She makes regular presentations to potential finance sources, brokers and public relations firms. Dr. Greeson, with the occasional help of others, has handled shareholder and investor relations for the Company on a daily basis, including, but not limited to, sending out information on the Company, daily calls with shareholders and meetings in person when necessary both in Las Vegas and around the country.

       Dr. Greeson has traveled extensively for the purposes of fund raising, overseeing subcontractors, including clinical trials, contract research organizations, law firms, investment bankers and public relations organizations. She has also traveled to meet with financial institutions, Board members and companies and Universities for the purpose of corporate opportunities such as joint ventures, acquisitions and collaborations. She has helped the Company manage and undertake the demanding process of appropriate filings with the SEC, including the quarterly and annual statements. She assisted as to the Form 10SB filing, successfully undertaken, to have the Company become a "reporting company" and satisfy the related NASD requirement that the Company be reporting to trade on the Bulletin Board (to help accomplish this, among other things, she coordinated all the interactions with the attorney, auditor, and Edgar filings companies). Also, the Company received approval from the Federal Drug Administration for clinical testing under Phase IB/IIA status for a drug that, in the opinion of Management, holds some promise to help combat HIV/AIDS. She had coordinated the appropriate filings with the FDA to accomplish this.

       Her personal achievements include the appointment by President Jimmy Carter and approval by the U.S. Congress to lead the Navy in the development of psychiatric treatment programs for addictive diseases. Another personal achievement was working with and developing similar programs for Mother Theresa in Rome, Italy, and Calcutta, India. When former First Lady Nancy Reagan asked her to coordinate Conferences on Teenage Alcoholism, she enthusiastically helped her accomplish Nancy Reagan's goals. She had a successful primary bid for Nevada's U.S. Congressional seat in 1994. After winning the primary based upon public awareness of her, and with almost no campaigning, she went on to campaign and was endorsed as the Democratic Nominee for the State of Nevada. (Surprised that she won the primary and with only a short six-week period, she campaigned vigorously only to lose the general election, it was thought by many, due to a lack of time. )

       Her experience as a public figure through her writing, television and radio appearances, as well as many speaking engagements and seminars, give her strength to make presentations and speak publicly to help the Company. Dr. Greeson was an Associate Professor at the University of Arizona, and also at the University of West Florida. Also, she was the recipient of the Outstanding Alumni Award in 1987, Rollins College Graduate Program.

       Currently, she has founded a non-profit foundation "Angels for Children with AIDS" which is dedicated to give free treatment to the children of the world. She is the Community Mayor of Las Vegas, a non-profit pursuit that puts on events for handicapped children. She is the "Spokesperson" for Positively Me, a Division of New Resolutions Inc., a company that markets "neutrecueticals." She serves on the Board of Directors of Maxheal Inc. and Restaurant Connections International, Inc. (Pizza Hut-Brazil.)

       New Director, Chief Financial Officer, Chief Operating Officer
       --------------------------------------------------------------

       Eugene Boyle, MBA, pursuing a law degree and a degree as a certified financial analyst, serves as the Chief Financial Officer, Chief Operation Officer, and a Director since June 16, 2000. Mr. Boyle has held management, board positions and served as a consultant with several companies helping companies with business plans, bridge financing, private placements, and SEC filings since 1995. Mr. Boyle was also employed by Columbia/HCA (COL: NYSE) as Chief Operations Officer for the Southeast region and helped accomplish numerous mergers and acquisitions for different hospitals (during his tenure, he was responsible for reducing operational expenses by hundreds of thousands of dollars in the first few months). Mr. Boyle attended Notre Dame University and obtained a degree in Computer Engineering and Applied Mathematics from Tulane University in 1987, and a MBA from Babson College, in 1993. He is currently in his second year of Law School at Concord University and is pursuing studies to be a certified financial analyst. Mr. Boyle is one of Dr. Greeson's sons, and serves as one of the seven Directors on the Board.

       Court Order Against Sapse
       -------------------------

       The Court has ruled against Sapse, and some key portions of the Order are as follows:

       ".......it  appearing that Plaintiff  Alfred Sapse has resigned from STGI but continues to act as an STGI representative and to seek dominion and control over STGI property which acts are and will cause STGI irreparable harm;

       And, it appearing to the Court that:

       1. Defendants have shown from Plaintiff's own verified Complaint that he holds no corporate office in STGI and that he long ago transferred his rights in Anticort to STGI. Defendants have an ambiguous document from Dr. Sapse which they interpret as showing his intention to act for the company for which he holds no office and to file rogue documents with the SEC, and a document purporting to be from one of his agents which they interpret as attempting to appropriate company property to which he is not entitled.

       2. Defendants have their corporate property rights at issue (Dr. Sapse's attempt to obtain Anticort drug trial data and patent information), their future contractual relationships at issue (Dr. Sapse's dealing with DHEA developers and Romanian Anticort drug researchers and marketers), and their public reputation at issue (Dr. Sapse's threat to file rogue documents with the SEC).

       3. If enjoined Dr. Sapse will suffer no loss of rights or irreparable harm. He will only be prevented from doing that which he cannot legally do anyway. He is free to remain a shareholder in STGI. He is free to vote his shares at the next annual shareholder meeting. Conversely, STGI would be harmed by rogue acts of Dr. Sapse. At the very least they would incur thousands of dollars in future litigation and public relations expense cleaning up after any such misconduct.

       4. Public interest will only benefit from having legal rights enforced and threatened misconduct enjoined.

       5. The Court is unable to say at this point that Dr. Sapse will suffer no harm deserving of protection by a bond, although it appears that the threat of any such harm is minimal.

       Further, the Court ordered that Sapse was restrained from:

       1. Representing himself as an agent, officer, director, principal, representative or employee of STGI to any person or entity.

       2. Filing or offering for filing to the SEC, FDA or any other governmental regulatory body, any document that purports to be prepared by or filed by STGI.

       3. Claiming ownership to, or in, the pharmacological compound Anticort, any drug trial data on the compound Anticort, or any technical data on the compound Anticort or its manufacturing processes.

       4. Entering into any agreement with Professor Etienne Baulieu or any entity controlled by him which agreement in any way concerns production of, testing of, licensing of, sale of, manufacturing of, DHEA or substantially similar compounds.

       Transfer Agent Change
       ---------------------

       The Company has engaged Securities Transfer Co. of Dallas, Texas, to act as Transfer Agent.

       Romania Status
       --------------

       The Company has engaged a consultant who has already traveled to Romania repeatedly in order to review the Romanian study, the viability of current plans, recommendations, and other issues involving the status of the Romanian project. In the near future, the Company anticipates either continuing the plan in Romania, or modifying it, or ceasing the project.

       Item 7 Financial Statements and Exhibits.


       Exhibit 99- Agreement with Josephberg Grosz & Co., Inc., New York.


       THIS FILING CONTAINS STATEMENTS ABOUT THE FUTURE THAT COULD DIFFER FROM ACTUAL RESULTS. THE STATEMENTS ARE SUBJECT TO RISK AND UNCERTAINTIES, INCLUDING, BUT NOT LIMITED TO, THE IMPACT OF COMPETITION, FLUCTUATIONS IN STOCK PRICE AND LIQUIDITY, FLUCTUATING OPERATING RESULTS AND OTHER RISKS.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

       STEROIDOGENESIS INHIBITORS INTERNATIONAL, INC.
       (Registrant)

       By: /s/ Albert "Bert" Wollen , C.E.O.
           -----------------------------------------
               Albert "Bert" Wollen
              (Principal Executive Officer)

       By: /s/ Eugene Boyle, Chief Financial Officer
           -----------------------------------------
               Eugene Boyle
              (Principal Financial Officer)

       Date: 07/28/2000